                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement.

[X]  Definitive proxy statement.

[ ]  Definitive additional materials.

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

[ ] Confidential, for use of the Commissioner only (as permitted by Rule 14a-6(e)(2).

                        TRANSAMERICA INCOME SHARES, INC.
                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          (1)  Title of each class of securities to which transaction applies:
               N/A

          (2)  Aggregate number of securities to which transaction applies: N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

          (4)  Proposed maximum aggregate value of transaction: N/A

          (5)  Total fee paid: $0

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid: N/A

          (2)  Form, Schedule or Registration Statement No.: N/A

          (3)  Filing Party: N/A

          (4)  Date Filed: N/A

                        TRANSAMERICA INCOME SHARES, INC.
                              570 CARILLON PARKWAY
                            ST. PETERSBURG, FL 33716

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 12, 2007

To the Shareholders of Transamerica Income Shares, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Transamerica Income Shares, Inc. (the "Fund") will be held on July 12, 2007, at 570 Carillon Parkway, St. Petersburg, FL 33716, beginning at 11:00 a.m., Eastern Time, or as adjourned from time to time (the "Meeting"). At the Meeting, shareholders of the Fund will be called upon to consider the following proposals:

PROPOSAL 1: To elect ten Directors to the Board of Directors; and

PROPOSAL 2: To conduct such other business as may properly come before the Meeting.

After careful consideration, the Directors of the Fund unanimously approved and recommend that you vote "For" Proposal 1. Shareholders of record as of the close of business on April 13, 2007 are entitled to vote at the Meeting. Each share is entitled to one vote, with fractional votes for fractional shares.

By Order of the Board of Directors of Transamerica Income Shares, Inc.,

Dennis P. Gallagher, Esq.
Senior Vice President, Secretary
and General Counsel

May 29, 2007

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE ENCLOSED INSTRUCTIONS RELATING TO INTERNET OR TELEPHONE VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IN THE ENCLOSED MATERIALS. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY, OR VOTE USING THE INTERNET OR BY TELEPHONE. IF YOU VOTE VIA THE INTERNET OR BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY UNLESS YOU LATER DECIDE TO CHANGE YOUR VOTE.

                                 PROXY STATEMENT

                        TRANSAMERICA INCOME SHARES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 12, 2007

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors (the "Board" or "Directors") of Transamerica Income Shares, Inc. (the "Fund" or "TIS"), a closed-end management investment company organized as a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund to be held at 11:00 a.m. on July 12, 2007, at 570 Carillon Parkway, St. Petersburg, FL 33716, and any adjournments thereof (the "Meeting"). The Board is soliciting Proxies from shareholders of the Fund with respect to the proposals set forth in the accompanying Notice. A Proxy also accompanies this Proxy Statement. It is anticipated that the Proxy and Proxy Statement will first be mailed to shareholders on or about May 29, 2007.

SHAREHOLDER REPORTS. The Fund's most recent annual report for the year ended March 31, 2007 is mailed with this Proxy Statement and is available to you upon request without charge from the Fund's transfer agent, Mellon Investor Services, LLC, Newport Office Center VII, 480 Washington Boulevard, Jersey City, NJ 07310; telephone toll free: 1-800-454-9575.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Shareholders are asked to consider the election of ten Nominees as Directors of the Fund. Each Nominee currently serves as a Director of the Fund. Nine of the Nominees were elected as Directors by Fund shareholders at last year's meeting. Each Nominee has indicated his or her willingness to serve as Director, if elected.

The persons named as proxies intend to vote to elect the Nominees, unless authority to vote for the election of all or specified Nominees is withheld by so marking the Proxy. If any Nominees are unable to serve, the persons named as proxies may vote for other persons or vote to fix the number of Directors at less than ten. Election is by a majority vote of the shares represented at the Meeting.

The term "fund complex" in the tables below consists of the Fund, AEGON/Transamerica Series Trust ("ATST") and Transamerica IDEX Mutual Funds ("TA IDEX"). The mailing address of each Nominee is 570 Carillon Parkway, St. Petersburg, Florida 33716. The name, age and principal occupation for the past five years of the Nominees are:

INDEPENDENT DIRECTOR NOMINEES*:

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN         OTHER
                                                                                                    FUND COMPLEX      DIRECTORSHIPS
                                             TERM OF OFFICE                                         OVERSEEN BY         HELD BY
                          POSITION(S) HELD    AND LENGTH OF   PRINCIPAL OCCUPATION OR EMPLOYMENT    NOMINEE FOR         NOMINEE
NAME AND AGE                  WITH FUND        TIME SERVED            IN THE PAST 5 YEARS             DIRECTOR        FOR DIRECTOR
------------              ----------------   --------------   ----------------------------------   -------------   -----------------
Peter R. Brown            Chairman,          2002 - present   Chairman & Trustee, TA IDEX and            91        N/A
(DOB: 5/10/28)            Director                            ATST (1986-present); Director,
                                                              Transamerica Index Funds, Inc.
                                                              (TIF) (2002-2004); Chairman of the
                                                              Board, Peter Brown Construction
                                                              Company (1963- 2000); Rear Admiral
                                                              (Ret.) U.S. Navy Reserve, Civil
                                                              Engineer Corps

Daniel Calabria           Director           2002 - present   Trustee, TA IDEX (1996 - present);         91        N/A
(DOB: 3/5/36)                                                 ATST (2001 - present); Member of
                                                              Investment Committee, Ronald
                                                              McDonald House Charities of Tampa
                                                              Bay, Inc. (1997 - present);
                                                              Trustee, The Hough Group of Funds
                                                              (1993 - 2004); prior to 1996,
                                                              served in senior executive
                                                              capacities for several mutual fund
                                                              management companies for more than
                                                              30 years

Janice B. Case            Director           2002 - present   Trustee, TA IDEX (2002 - present);         91        Director, Central
(DOB: 9/27/52)                                                ATST (2001 - present); Senior Vice                   Vermont Public
                                                              President, Florida Power                             Service Corp
                                                              Corporation (1996-2000); Director,                   (2001-present);
                                                              Cadence Network, Inc. (1997-2004);                   Director, Western
                                                              Trustee, Morton Plant Mease                          Electricity
                                                              Healthcare (1999-2005); Director                     Coordinating
                                                              Arts Center & Theatre                                Council (2002-
                                                              (2001-present)                                       present)

Charles C. Harris         Director           2002 - present   Trustee, TA IDEX (1994 - present);         91        N/A
(DOB: 7/15/30)                                                ATST (1986 - present)

Leo J. Hill               Director           2002 - present   Trustee, TA IDEX (2002 - present);         91        N/A
(DOB: 3/27/56)                                                ATST (2001 - present); Owner &
                                                              President, Prestige Automotive
                                                              Group (2001 - 2005); President, L.
                                                              J. Hill & Company (1999 -
                                                              Present); Market President,
                                                              Nations Bank of Sun Coast Florida
                                                              (1998 - 1999); President & CEO,
                                                              Barnett Banks of Treasure Coast
                                                              Florida (1994 - 1998); EVP & Sr.
                                                              Credit Officer, Barnett Banks of
                                                              Jacksonville, Florida (1991 -
                                                              1994); Sr. Vice President & Sr.
                                                              Loan Administration Officer,
                                                              Wachovia Bank of Georgia (1976 -
                                                              1991)

----------
* Independent director (the "Independent Directors") means a director who is not an "interested person" (as defined under the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund.

Russell A. Kimball, Jr.   Director           2002 - present   Trustee, TA IDEX (2002 - present);         91        N/A
(DOB: 8/17/44)                                                ATST (1986 - present); General
                                                              Manager, Sheraton Sand Key Resort
                                                              (1975 - present)

Norm R. Nielsen           Director           2006 - present   Trustee, TA IDEX (2006-present);           91        Iowa Student Loan
(DOB 5/11/39)                                                 ATST (2006-present); President,                      Liquidity
                                                              Kirkwood Community College                           Corporation (1998
                                                              (1985-2005); Director, Iowa Health                   -present); Buena
                                                              Systems (1994-2003); Director,                       Vista University
                                                              Iowa City Area Development                           Board of Trustees
                                                              (1996-2004)                                          (2004-present);
                                                                                                                   U.S. Bank (1988 -
                                                                                                                   present)

William W. Short, Jr.     Director           2002 - present   Trustee, TA IDEX (1986 - present);         91        N/A
(DOB: 2/25/36)                                                ATST (2000 - present); Retired CEO
                                                              and Chairman of the Board, Shorts,
                                                              Inc.

John W. Waechter          Director           2004 - present   Trustee, TA IDEX (2005 - present);         91        N/A
(DOB: 2/25/52)                                                ATST (2004 - present); Executive
                                                              Vice President, Chief Financial
                                                              Officer, Chief Compliance Officer,
                                                              William R. Hough & Co. (1979 -
                                                              2004); Treasurer, The Hough Group
                                                              of Funds (1993 - 2004)

INTERESTED DIRECTOR**
NOMINEE:

John K. Carter            Director,          2006 - present   Trustee (September 2006 -                  91        N/A
(DOB: 4/24/61)            President &                         present), President & CEO (July
                          Chief Executive                     2006 - present), Sr. Vice
                          Officer                             President (1999 - June 2006),
                                                              Chief Compliance Officer, General
                                                              Counsel & Secretary (1999 - August
                                                              2006), TA IDEX; Trustee (September
                                                              2006 - present), President & CEO
                                                              (July 2006 - present), Sr. Vice
                                                              President (1999 - June 2006),
                                                              Chief Compliance Officer, General
                                                              Counsel & Secretary (1999 - August
                                                              2006), ATST; Sr. Vice President
                                                              (2002 - June 2006), General
                                                              Counsel, Secretary & Chief
                                                              Compliance Officer (2002 - August
                                                              2006), TIS; President, CEO (July
                                                              2006 - present), Sr. Vice
                                                              President (1999 - June 2006),
                                                              Director (2000 - present), General
                                                              Counsel, & Secretary (2000 -
                                                              August 2006), Chief Compliance
                                                              Officer, (2004-August 2006),
                                                              Transamerica Fund Advisors, Inc.
                                                              (TFAI); President, CEO (July 2006
                                                              - present), Sr. Vice President
                                                              (1999 - June 2006), Director (2001
                                                              - present), General Counsel, &
                                                              Secretary (2001- August 2006),
                                                              Transamerica Fund Services, Inc.
                                                              (TFS); Vice President, AFSG
                                                              Securities Corporation (AFSG)
                                                              (2001-present); CEO (July 2006 -
                                                              present), Vice President,
                                                              Secretary & Chief Compliance
                                                              Officer (2003-August 2006),
                                                              Transamerica Investors, Inc.
                                                              (TII); Sr. Vice President, General
                                                              Counsel & Secretary, TIF (2002 -
                                                              2004); Vice President,
                                                              Transamerica Investment Services,
                                                              Inc. (TISI) (2003-2005) &
                                                              Transamerica Investment
                                                              Management, LLC (TIM) (2001-2005)

----------
** Such Nominee may be deemed an "interested person" of the Fund as that term is defined in the 1940 Act due to his employment with the Fund's investment advisor or its affiliates.

The Board of Directors met six times during the fiscal year ended March 31, 2007.

NOMINEE OWNERSHIP OF EQUITY SECURITIES

As of December 31, 2006, the Nominees beneficially owned shares of the Fund and any of the funds overseen by the Nominees in the same family of investment companies as set forth in the following table:

                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                     SECURITIES IN ALL FUNDS OVERSEEN
                            DOLLAR RANGE OF EQUITY        BY NOMINEE IN FAMILY OF
     NAME OF NOMINEE        SECURITIES IN THE FUND         INVESTMENT COMPANIES*
     ---------------        ----------------------   --------------------------------
Peter R. Brown...........        $1 - $10,000                  Over $100,000
Daniel Calabria..........             $0                       Over $100,000
John K. Carter**.........             $0                            $0
Janice B. Case...........             $0                       Over $100,000
Charles C. Harris........             $0                       Over $100,000
Leo J. Hill..............             $0                       Over $100,000
Russell A. Kimball, Jr...             $0                       Over $100,000
Norm R. Nielsen..........             $0                     $10,001 - $50,000
William W. Short, Jr.....             $0                       Over $100,000
John W. Waechter.........      $10,001 - $50,000               Over $100,000

*    The family of investment companies consists of the Fund, ATST and TA IDEX.

** Such Nominee may be deemed an "interested person" of the Fund, as discussed above.

The following table sets forth information as of December 31, 2006 about securities owned beneficially or of record by each Nominee, who is not or would not be an "interested person" of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940 ("Independent Director"), or members of his or her immediate family, representing interests in the investment adviser, sub-advisers or distributor of the Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Nominee's spouse, children residing in the Nominee's household and dependents of the Nominee.

                               NAME OF OWNERS AND                TITLE OF    VALUE OF
NAME OF NOMINEE             RELATIONSHIPS TO NOMINEE   COMPANY     CLASS    SECURITIES   PERCENT OF CLASS
---------------             ------------------------   -------   --------   ----------   ----------------
Peter R. Brown                         N/A               N/A        N/A         N/A             N/A
Daniel Calabria                        N/A               N/A        N/A         N/A             N/A
Janice B. Case                         N/A               N/A        N/A         N/A             N/A
Charles C. Harris                      N/A               N/A        N/A         N/A             N/A
Leo J. Hill                            N/A               N/A        N/A         N/A             N/A
Russell A. Kimball, Jr.                N/A               N/A        N/A         N/A             N/A
William W. Short, Jr.                  N/A               N/A        N/A         N/A             N/A
John W. Waechter                       N/A               N/A        N/A         N/A             N/A
Norm R. Nielsen                        N/A               N/A        N/A         N/A             N/A

REMUNERATION OF DIRECTORS

The Fund pays each Independent Director an annual retainer of $7,200 plus $800 for Board Committee fee(s). Effective January 1, 2007, a Board member serving on one Board Committee will receive an annual fee of $400 and a Board member that serves on two or more Board Committees will receive an annual fee of $800.

The Fund also reimburses each Independent Director for reasonable expenses incurred in connection with such meetings. For the fiscal year ended March 31, 2007, the Independent Directors, as a group, received compensation in the amount of $69,400.

The following table sets forth the compensation paid to each Independent Director of the Fund for the fiscal year ended March 31, 2007. Directors who are "interested persons" of the Fund do not receive any compensation from the Fund.

                              AGGREGATE    PENSION OR RETIREMENT      ESTIMATED      TOTAL COMPENSATION
                            COMPENSATION    BENEFITS ACCRUED AS     ANNUAL BENEFIT   FROM FUND AND FUND
NAME                          FROM FUND    PART OF FUND EXPENSES   UPON RETIREMENT        COMPLEX
----                        ------------   ---------------------   ---------------   ------------------
Peter R. Brown                 $8,000               N/A                  N/A              $208,000
Daniel Calabria                $8,000               N/A                  N/A              $168,000
Janice B. Case                 $8,000               N/A                  N/A              $168,000
Charles C. Harris              $8,000               N/A                  N/A              $168,000
Leo J. Hill                    $8,000               N/A                  N/A              $168,000
Russell A. Kimball, Jr.        $8,000               N/A                  N/A              $168,000
Norm R. Nielsen                $5,400               N/A                  N/A              $119,600
William W. Short, Jr.          $8,000               N/A                  N/A              $168,000
John W. Waechter               $8,000               N/A                  N/A              $178,000

As of December 31, 2006, the Independent Trustees of ATST received the following compensation in pension or retirement benefits: Messrs. Brown, Calabria, Harris, Hill, Kimball and Short received $260,000, $160,500, $210,000, $84,000, $210,000 and $84,000, respectively and Ms. Case $84,000.

As of October 31, 2006, the Independent Trustees of TA IDEX received the following compensation in pension or retirement benefits: Messrs. Brown, Calabria, Harris, Hill, Kimball and Short received $210,000, $150,775, $98,900, $64,000, $105,000, $160,000 and $160,000 and Ms. Case $64,000, respectively.

Under a retirement plan (the "Emeritus Plan") available to the Independent Trustees, each Independent Trustee is deemed to have elected to serve as Trustee Emeritus of ATST and TA IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee, calculated as follows:

Years of Service as Trustee   Years Eligible for Service as Trustee Emeritus ("Eligible Years")
---------------------------   -----------------------------------------------------------------
              5                                               2
             10                                               3
             15                                               5

In a year in which a Independent Trustee earns an eligibility benefit (years 5, 10 and 15), ATST and TA IDEX shall accrue and the Independent Trustee shall be credited an amount equal to 50% of his or her then-current annual retainer for the appropriate number of Eligible Years (2, 3 or 5). Such amounts shall be accrued by ATST and TA IDEX on a pro rata basis allocable to each ATST portfolio and TA IDEX fund based on the relative assets of the portfolio and fund. The Chairman and the Audit Committee's Financial Expert will also earn 50% of the additional retainers designated for such positions. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such. In addition, a Trustee Emeritus may be invited by the Board, but is not required, to attend meetings, and shall be available for consultation by the Trustees, ATST and TA IDEX officers and counsel. A Trustee Emeritus will receive reimbursement of actual and reasonable expenses incurred for attendance at Board meetings.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of ATST and TA IDEX.

The Board of Trustees of ATST and TA IDEX established a deferred compensation plan ("Deferred Compensation Plan") for the Independent Trustees. Under the Amended and Restated Trustees' Deferred Compensation Plan, the Independent Trustees may elect to defer all or a portion of the fees that, absent deferral, would be paid to him or her for services rendered during the next following calendar year by completing an Initial Deferred Election Form and returning it to the compensation committee on or before December 31 preceding the calendar year during which the amounts to be deferred, absent, deferral, would be paid to the Trustee.

ATST and TA IDEX benefits are not paid by TIS.

COMMITTEES

The Audit Committee

The Board has a standing Audit Committee, that currently consists of John W. Waechter, Peter R. Brown, Daniel Calabria, Janice B. Case and Leo J. Hill, each of whom is an Independent Director and qualifies as an "independent" director for purposes of New York Stock Exchange Listing Standards. Mr. Waechter currently serves as chairperson of the Audit Committee. The functions performed by the Audit Committee include the approval and recommendation for appointment of the independent public accountants for the Fund, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, determining the independence of the public accounting firm and ensuring the rotation of its partners, meeting with the Fund's internal auditor, frequent meetings with Management to discuss the financial statements of the Fund, and the review of material changes in accounting principles and practices and other matters when requested from time to time by the Board. The Audit Committee met five times during the fiscal year ended March 31, 2007. The Board has adopted a written charter for the Fund's Audit Committee, which appears as Appendix B to this Proxy Statement.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2007 with Fund management, and discussed certain matters with the Fund's independent public accountant addressed by Statement on Auditing Standards No. 61. The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from the Fund's independent public accountant and has discussed with the independent public accountant its independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended March 31, 2007 for filing with the Securities and Exchange Commission (the "SEC").

The Governance/Nominating Committee

The Board's Governance/Nominating Committee recommends nominations for membership on the Board. The Governance/Nominating Committee nominates and evaluates Independent Director candidates. The Governance/Nominating Committee meets periodically, as necessary, and is solely responsible for the selection and nomination of potential candidates to serve on the Board. The members of the Fund's Governance/Nominating Committee are Messrs. Hill, Brown, Kimball, Waechter and Ms. Case each of whom is an Independent Director and qualifies as an "independent" director for purposes of the New York Stock Exchange Listing Standards. Mr. Hill currently serves as chairperson of the Governance/Nominating Committee. The Board has a Governance/Nominating Committee charter, a copy of which is included as Appendix C to this Proxy Statement.

While the Governance/Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Governance/Nominating Committee may consider and evaluate nominations properly submitted by shareholders of the Fund. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if shareholder submits their considerations in accordance with the qualifications and procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

A candidate for nomination as Director submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following requirements have been met and procedures followed:

1. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2. The nominee must satisfy all qualifications provided herein and in the Fund's organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.

     - The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

     - Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

     - Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

     - The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

     - The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

     - A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3. In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

     - Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund's securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

     - The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

4. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds' Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

     -    the shareholder's contact information;

     - the nominee's contact information and the number of applicable Fund shares owned by the proposed nominee;

----------
(1) Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

     - all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

     - a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund's proxy statement, if so designated by the Committee and the Fund's Board.

5. The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

The Governance/Nominating Committee met three times during the fiscal year ended March 31, 2007.

Compensation Committee

The Board has a Compensation Committee. Ms. Case currently serves as chairperson of the Compensation Committee, and Messrs. Brown, Harris, Hill and Kimball also serve as members of the Compensation Committee. The Compensation Committee reviews compensation arrangements for each Director. The Compensation Committee meets periodically, as necessary. The Compensation Committee met two times during the fiscal year ended March 31, 2007.

Valuation Oversight Committee

The Board has a Valuation Oversight Committee. Mr. Kimball currently serves as chairperson of the Valuation Oversight Committee, and Messrs. Robert L. Anderson(2), Brown, Harris and Short also serve as members of the Valuation Oversight Committee. The Valuation Oversight Committee oversees the process by which the Fund calculates its net asset value to verify consistency with the Fund's valuation policies and procedures, industry guidance, interpretative positions issued by the SEC and its staff, and industry best practices. The Valuation Oversight Committee intends to meet periodically, as necessary. The Valuation Oversight Committee met three times during the fiscal year ended March 31, 2007.

Proxy Voting/Marketing Committee

The Board has a Proxy Voting/Marketing Committee. Mr. Anderson(2) currently serves as chairperson of the Proxy Voting Committee, and Messrs. Brown, Short, Nielsen and Jack Zimmerman(2) also serve as members of the Proxy Voting Committee. The Proxy Voting/Marketing Committee provides the Fund's consent to vote in matters where Transamerica Fund Advisors, Inc. ("TFAI") seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Voting Committee also may review TFAI's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval. The Proxy Voting Committee intends to meet periodically, as necessary. The Proxy Voting/Marketing Committee met twice during the fiscal year ended March 31, 2007.

Contract Review Committee

The Board has a Contract Review Committee. Mr. Harris currently serves as chairperson of the Contract Review Committee, and Messrs. Brown, Calabria, Nielsen and Zimmerman(2) also serve as members of the Contract Review Committee. The Contract Review Committee provides oversight of the Fund's contracts to ensure that the interests of its shareholders are served by the terms of these contracts. The Contract Review Committee intends to meet periodically, as necessary. The Contract Review Committee met once during the fiscal year ended March 31, 2007.

----------
(2)  Serves as a Transamerica IDEX Trustee and not a Director of TIS.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Fund, at the Fund's address. Each shareholder communication must (i) be in writing and be signed by the shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information). The Fund does not have a policy with regard to attendance at the Fund's annual shareholder meeting and no Director attended last year's annual shareholder meeting.

FUND OFFICERS

The following table shows the executive officers of the Fund their date of birth, positions with the Fund and principal occupations during the past five years:

                      POSITION(S)   TERM OF OFFICE
NAME, ADDRESS*            HELD       AND LENGTH OF
AND AGE                WITH FUND     TIME SERVED**                  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
-------------------   -----------   --------------   ----------------------------------------------------------------------------
John K. Carter        Director,     2006 - present   Trustee (September 2006 - present), President & CEO (July 2006 - present),
(DOB: 4/24/61)        President &                    Sr. Vice President (1999 - June 2006), Chief Compliance Officer, General
                      Chief                          Counsel & Secretary (1999 - August 2006), TA IDEX; Trustee (September 2006 -
                      Executive                      present), President & CEO (July 2006 - present), Sr. Vice President (1999 -
                      Officer                        June 2006), Chief Compliance Officer, General Counsel & Secretary (1999 -
                                                     August 2006), ATST; Sr. Vice President (2002 - June 2006), General Counsel,
                                                     Secretary & Chief Compliance Officer (2002 - August 2006), TIS; President,
                                                     CEO (July 2006 - present), Sr. Vice President (1999 - June 2006), Director
                                                     (2000 - present), General Counsel, & Secretary (2000 - August 2006), Chief
                                                     Compliance Officer, (2004-August 2006), Transamerica Fund Advisors, Inc.
                                                     (TFAI); President, CEO (July 2006 - present), Sr. Vice President (1999 -
                                                     June 2006), Director (2001 - present), General Counsel, & Secretary (2001-
                                                     August 2006), Transamerica Fund Services, Inc. (TFS); Vice President, AFSG
                                                     Securities Corporation (AFSG) (2001-present); CEO (July 2006 - present),
                                                     Vice President, Secretary & Chief Compliance Officer (2003-August 2006),
                                                     Transamerica Investors, Inc. (TII); Sr. Vice President, General Counsel &
                                                     Secretary, TIF (2002 - 2004); Vice President, Transamerica Investment
                                                     Services, Inc. (TISI) (2003-2005) & Transamerica Investment Management, LLC
                                                     (TIM) (2001-2005)

Dennis P. Gallagher   Sr. Vice      2006 - present   Sr. Vice President, General Counsel & Secretary, TA IDEX & ATST (September
(DOB: 12/19/70)       President,                     2006 - present); Vice President & Secretary, TII (September 2006 - present);
                      General                        Director, Sr. Vice President, General Counsel & Secretary, TFAI & TFS
                      Counsel &                      (September 2006 - present); Director, Deutsche Asset Management  (1998 -
                      Secretary                      2006)

Joseph P.             Interim       2007 - present   President, Diversified Investors Securities Corp. (January 2007 - present);
Carusone***           Principal                      Vice President, Diversified Investment Advisors (1999 - present); Principal
(DOB: 9/8/65)         Financial                      Financial Officer & Treasurer, Diversified Investors Funds Group (2001 -
                      Officer                        present); Trustee, Transamerica Financial Life Insurance Company (2004 -
                                                     present)

T. Gregory            Sr. Vice      2006 - present   Chief Compliance Officer & Sr. Vice President, TA IDEX, TFAI & ATST
Reymann, II           President &                    (September 2006 - present); Chief Compliance Officer (September 2006 -
(DOB: 5/13/58)        Chief                          present) & Vice President (2005 - present), TII; Vice President & Senior
                      Compliance                     Counsel, TFS (2005 - 2006); Vice President & Counsel, ATST, TA IDEX, TFAI,
                      Officer                        TIS (2004 - 2006), TFS (2004 - 2005) & TIF (2004); Attorney, Gould, Cooksey,
                                                     et. al. (2002 -2004)

* The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716.

** The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

*** The business address of Mr. Carusone is 4 Manhattanville Road, Purchase, NY 10577.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

                                 OTHER BUSINESS

The Board and Fund management know of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment.

                                OTHER INFORMATION

INFORMATION ON INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP ("PwC") has been selected by the Board as the independent registered certified public accounting firm to examine the financial statements of the Fund for the fiscal year ending March 31, 2008.
Representatives from PwC are not expected to attend the Meeting or be available to respond to questions during the Meeting, but they will have the opportunity to issue a statement in advance of the Meeting if they desire to do so.

Fees

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the two most recent fiscal years:

                                 AUDIT-RELATED              ALL OTHER
FISCAL YEAR ENDED   AUDIT FEES        FEES       TAX FEES      FEES      TOTALS
-----------------   ----------   -------------   --------   ---------   -------
March 31, 2007        $39,670          $0         $2,000        $0      $41,670
March 31, 2006        $37,782          $0         $1,145        $0      $38,927

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures listed below.

Non-Audit Service

For the fiscal years ended March 31, 2007 and March 31, 2006, PwC did not provide any non-audit services to the Fund (other than tax services), the Fund's investment adviser ("TFAI" or "Adviser") or any entity controlling, controlled by or under common control with TFAI.

Pre-approval Policies and Procedures

The pre-approval policies and procedures of the Fund contained in the Fund's Audit Committee Charter require that the Fund's Audit Committee pre-approve all audit services and non-audit services provided by PwC or any other independent public accountant engaged by the Fund (the "Auditor"). The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to (i) the Adviser, and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund (entities in (i) and (ii), hereinafter "Service Affiliates") if the services directly relate to the operations and financial reporting of the Fund ("Covered Non-Audit Services"). The policies and procedures permit the Audit Committee to pre-approve the provision of types or categories of non-audit services to the Fund and Covered Non-Audit Services to the Service Affiliates. The Chairperson of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee.

The Audit Committee pre-approved 100% of the audit and non-audit fees listed in the table above.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934. Applicable laws require the Fund's officers, Directors and the Adviser, the affiliated persons of the Adviser, and the beneficial owners of more than 10% of the Fund's shares (collectively, "Reporting Persons") to file initial reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange, and to provide copies of these reports to the Fund. Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, the Fund believes that during the fiscal year ended March 31, 2007, no person owns beneficially more than 10% of its shares and that its Reporting Persons complied with all applicable filing requirements.

FUND SERVICE PROVIDERS. The Fund's investment adviser, TFAI, is located at 570 Carillon Parkway, St Petersburg, Florida 33716. The Fund's investment sub-adviser, Transamerica Investment Management, LLC ("TIM"), is located at 1111 Santa Monica Boulevard, Suite 820, Los Angeles, California 90025. The Fund's Administrator, Transamerica Fund Services, Inc, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

                               VOTING INFORMATION

PROXY SOLICITATION. In order to obtain the necessary quorum at the Meeting, in addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Fund, regular employees of TFAI, or other representatives of the Fund. The Fund has retained Broadridge as the Fund's proxy solicitor for the Meeting.

EXPENSES. The expense of preparing, printing and mailing the accompanying Proxy, the Notice and the Proxy Statement will be borne by the Fund. The cost of retaining Broadridge as the Fund's proxy solicitor for the Meeting is expected to cost approximately $12,000.

SHAREHOLDER VOTING. The Board has fixed the close of business on April 13, 2007 as the record date (the "Record Date") for the determination of Fund shareholders entitled to notice of and to vote at the Meeting. Shareholders of record, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting and an appropriate fraction of a vote for each fractional share. There were 6,318,771 shares outstanding on the Record Date.

Appendix A sets forth the shareholders entitled to cast 5% or more of the Fund's votes. To the best of the Fund's knowledge, as of the Record Date, no shareholder was entitled to cast 5% or more of the Fund's votes, except as stated in Appendix A. As of the Record Date, the officers and the Directors of the Fund as a group beneficially owned less than 1% of the Fund's shares.

A quorum constituting a majority of the Fund's shares outstanding as of the Record Date represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies on the enclosed Proxy may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement if sufficient votes have been received for approval.

VOTING. In order that your shares may be represented at the Meeting, you are requested to:

     --   indicate your instructions on the enclosed Proxy;

     --   date and sign the Proxy;

     -- mail the Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

     -- allow sufficient time for the Proxy to be received on or before 5:00 p.m., Eastern Time, June 29, 2007.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the Proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the Proxy, it will be voted FOR the matters listed in the accompanying Notice and Proxy. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated Proxy to the Fund at the above address prior to the date of the Meeting. However, attendance at the Meeting, by itself, will not revoke a previously-tendered Proxy.

You may also vote via the Internet, or by telephone. Instructions are enclosed in these materials. If you elect to vote using one of these methods, do not return your Proxy unless you later elect to change your vote.

REQUIRED VOTE. Approval of Proposal 1, election of the Directors, requires an affirmative vote of a majority of shares present at the Meeting in person or by Proxy. Fund shareholders will vote together as a single class on Proposal 1.

Abstentions and broker non-votes will be counted as present at the Meeting. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 1. Broker "non-votes" occur when the Fund receives a Proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy.

SHAREHOLDERS' PROPOSALS. Shareholders wishing to submit proposals for inclusion in a Proxy Statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at 570 Carillon

Parkway, St. Petersburg, Florida 33716 no later than January 29, 2008 in order to be included in the Fund's Proxy statement and form of Proxy relating to that subsequent meeting. Notice of a proposal will be considered untimely if it is submitted after April 9, 2008. However, timely submission of a proposal does not necessarily mean that the proposal will be included in the Fund's Proxy Statement. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the Fund's annual meeting of shareholders in 2008 may exercise discretionary voting power, to the extent permitted by New York Stock Exchange rules, with respect to any such proposal.

THE FUND IS REQUIRED TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS. TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING AND TO HELP SAVE THE COST OF FOLLOW-UP MAILINGS, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED.

                                        By Order of the Board of Directors,


                                        Dennis P. Gallagher, Esq.
                                        Senior Vice President, Secretary
                                        and General Counsel

May 29, 2007

                                   APPENDIX A

                    SHAREHOLDERS ENTITLED TO CAST 5% OR MORE
                                  OF FUND VOTES

Name and Address of Shareholder   Number of Votes   % of Fund
-------------------------------   ---------------   ---------
Wilmington Trust Company              479,575         7.59%
1100 N. Market Street
Wilmington, DE 19801

                                   APPENDIX B

                        TRANSAMERICA INCOME SHARES, INC.

                             AUDIT COMMITTEE CHARTER

ORGANIZATION AND MEMBERSHIP

There shall be a committee of the Board of Directors of the Transamerica Income Shares, Inc. (the "Fund") to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors. Audit Committee members shall be independent of the Fund and free of any relationship that, in the opinion of the Directors, would interfere with their exercise of independent judgment as a committee member. In particular, each member must meet the independence and experience requirements of the New York Stock Exchange, Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC").

The Chairman of the Board shall appoint one or more Independent Board member(s) to serve as the Chairman of the Committee, to serve at the pleasure of the Chairman of the Board, or until he or she resigns such position, is no longer a member of the Committee, or is removed by a majority of the Board members. The Chairman of the Board shall promptly appoint an Independent Board member to fill a vacancy in the position of Committee Chairman. The Chairman of the Board will select additional Independent Board members to serve on the Committee. The members will serve at the pleasure of the Chairman of the Board, who may, at his discretion, change the composition of the members of the Committee. The Chairman of the Board, in his capacity as such, will serve as a member of the Committee and will be notified in advance of any and all Committee meetings.

Each member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Audit Committee must have accounting or related financial management expertise, in the judgment of the Board. The Board may presume that an Audit Committee member that is an "audit committee financial expert" (as set out in Item 401(h) of Regulation S-K) has accounting or related financial management expertise.

The Board shall at least annually determine whether any Audit Committee member is an "audit committee financial expert."

STATEMENT OF POLICY

The Audit Committee shall assist Board oversight of (1) the integrity of the Fund's financial statements, (2) the Fund's compliance with legal and regulatory requirements; (3) the independent auditors' qualifications and independence; (4) the performance of the independent auditors; (5) approve and recommend for appointment or replacement the Fund's independent auditors, and (6) prepare an audit committee report as required by the SEC to be included in the Fund's annual proxy statement. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors and the management of the Fund's Adviser. The Audit Committee shall meet periodically with management of the Adviser and the Fund's independent auditors in separate executive sessions. The independent auditors for the Fund shall report directly to the Audit Committee.(1)

----------
(1) The members of the Audit Committee shall not be subject to greater fiduciary obligations and shall not be subject to a higher standard of care than the other members of the Board because of their work for the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations. In discharging its duties, the Audit Committee may rely on the independent auditors, Fund's Chief Compliance Officer or any legal or accounting consultant it retains to advise it.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The Fund's independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the direct responsibility of the Audit Committee to approve and recommend for appointment or replacement, review and evaluate the independent auditors and to determine their compensation.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Fund.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee is responsible for the following:

Fund Financial Statements:

1. Discussing the Fund's annual audited financial statements with Fund management and the independent auditors.

2. Discussing with management the Fund's press releases regarding dividends, as well as financial information and guidance provided to analysts and rating agencies.

3. Reviewing and discussing (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund's selection or application of accounting principles, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund; and (d) the type and presentation of information to be included in dividend press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as review any financial information and guidance provided to analysts and rating agencies.

4. Reviewing and discussing any reports from the independent auditors regarding (a) all critical accounting policies and practices to be used;
     (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

5.   Discussing policies with respect to risk assessment and risk management.

6. Reviewing disclosures made to the Audit Committee by the Fund's principal executive officer and principal financial officer during their certification process for the Fund's periodic reports about any significant deficiencies or material weaknesses in the design or operation of internal controls and any fraud involving management or other employees who have a significant role in the Fund's internal controls.

With respect to the independent auditors:

1. Having the authority to approve and recommend for appointment or replacement the independent auditors, subject, if applicable, to shareholder ratification; and compensating and overseeing the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work.

2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year and to approve the fees. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Fund's financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

3. Approving, prior to appointment, the engagement of the auditors to provide other audit services to the Fund or to provide non-audit services to the Fund, the Adviser or any entity controlling, controlled by, or under common control with the Adviser ("Adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Chairman of the Audit Committee shall be authorized to give such pre-approvals on behalf of the Audit Committee.

     Developing appropriate policies and procedures for the pre-approval of the engagement of the Fund's independent auditors to provide any of the services described above.

     Considering whether the non-audit services the Fund's auditors provides to the Adviser or any Adviser affiliate that provides ongoing services to the Fund, to the extent not pre-approved, are compatible with maintaining the auditors' independence.

     Considering the controls the auditors use and any measures management takes to assure that all items requiring the Audit Committee's preapproval are identified and referred to the Audit Committee in a timely manner.

4. Obtaining and reviewing a report from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund) regarding (a) the independent auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, including but not limited to the Public Company Accounting Oversight Board ("PCAOB"), within the preceding five years, respecting one or more independent audits carried out by the audit firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditors and the Fund and their respective affiliates; and evaluating the qualifications, performance and independence of the independent auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board.

5. Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditors (whether or not perceived to have a material effect on the Fund's financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6. Monitoring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7. Recommending to the Board of Directors policies for the Fund's or the Adviser's hiring of employees or former employees of the independent auditors who participated in the audit of the Fund.

Other responsibilities:

1. Reviewing with the Fund's and the Adviser's counsel legal matters that may have a material impact on the Fund's financial statements or compliance policies.

2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Fund.

3. Unless handled by the Board itself, reviewing with the independent auditors and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Fund, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4. Discussing with management and the independent auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Fund's financial statements or accounting policies.

5.   Performing an annual performance evaluation of the Audit Committee.

6. Reporting to the Directors on the results of the activities of the Audit Committee.

7. Performing any special reviews, investigations or oversight responsibilities requested by the Directors.

8. Establishing procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

9. Reviewing any report required by the Statement of Policy section of this Audit Committee Charter pursuant to the rules of the SEC to be included in a proxy statement for a fund (i.e., concise statement of Audit Committee's functions, names of Audit Committee members, and number of meetings held in the last year).

OTHER POWERS AND RESPONSIBILITIES

1. The Committee shall meet as necessary to carry out its responsibilities hereunder, and otherwise from time to time as the Chairman of the Board or the Chairman of the Committee deems appropriate.

2. The Audit Committee ordinarily shall meet in person, but members may attend telephonically, and the Audit Committee may act by written consent to the extent permitted by law and the Fund's bylaws.

3. The Audit Committee shall have the authority to meet privately and to invite non-members to attend its meetings.

4. The Audit Committee shall meet regularly, in separate executive sessions, with representatives of Fund management and the Fund's independent auditors. The Audit Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's Adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters. The Audit Committee may also request any officer or employee of the Fund's Adviser or the Fund's independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Fund's independent auditors shall have unrestricted access at any time to Audit Committee members.

5. The Audit Committee shall prepare and keep minutes of its meetings and document decisions made outside of its meetings by delegated authority.

6. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

7. The Audit Committee shall, subject to a limit of $2,500 per occurrence for legal fees, have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee.

8. The Board shall adopt this charter and may amend it upon its own motion. The Audit Committee shall review this Charter at least annually and recommend to the Board any changes the Audit Committee deems appropriate.

                                   APPENDIX C

                         TRANSAMERICA IDEX MUTUAL FUNDS
                         AEGON/TRANSAMERICA SERIES TRUST
                        TRANSAMERICA INCOME SHARES, INC.
                 (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS")

                   GOVERNANCE AND NOMINATING COMMITTEE CHARTER

A.   COMMITTEE MEMBERSHIP

The Governance and Nominating Committee (the "Committee") of the Funds' Boards of Directors/Trustees (the "Boards") shall be composed solely of directors (or trustees where the fund is organized as a business trust) who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Independent Directors"). Other members of the Boards, while not serving as members of the Committee, may assist the Committee in the discharge of its responsibilities, e.g., identify and recommend potential candidates. In addition, at the request of the Committee, the Funds' investment advisers and other service providers will provide administrative support and other assistance to the Committee.

The Chairman of the Board shall appoint one or more Independent Board member(s) to serve as the Chairman of the Committee, to serve at the pleasure of the Chairman of the Board, or until he or she resigns such position, is no longer a member of the Committee, or is removed by a majority of the Board members. The Chairman of the Board shall promptly appoint an Independent Board member to fill a vacancy in the position of Committee Chairman. The Chairman of the Board will select additional Independent Board members to serve on the Committee. The members will serve at the pleasure of the Chairman of the Board, who may, at his discretion, change the composition of the members of the Committee. The Chairman of the Board, in his capacity as such, will serve as a member of the Committee and will be notified in advance of any and all Committee meetings.

B.   OBJECTIVES OF THE COMMITTEE

The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Boards in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Boards, subject to the procedures and policies set forth in this Charter, the Funds' Bylaws or resolutions of the Boards, (iii) select and nominate, or recommend for nomination by the Boards, candidates for election as Directors and (iv) set any necessary standards or qualifications for service on the Boards. The Committee's objective shall further be to provide oversight and leadership regarding the operations of the Boards (and its committees) generally, and to provide oversight and monitoring of certain specific issues that particularly affect the duties of the Independent Directors.(2)

C.   BOARD NOMINATIONS AND FUNCTIONS

     1. In the event of any vacancies on the Boards, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Boards. The Committee may solicit suggestions for nominations from any source it deems appropriate.

     2. The Committee shall evaluate each candidate's qualifications for Board membership, and, with respect to nominees for Independent Director membership, their independence from the Funds' investment

----------
(2) The members of the Committee shall not be subject to greater fiduciary obligations and shall not be subject to a higher standard of care than the other members of the Boards because of their work for the Committee.

          advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

     3. In assessing the qualifications of a potential candidate for membership on the Boards, the Committee may consider the candidate's potential contribution to the operation of the Boards and its committees, and such other factors as it may deem relevant. Specific desired (but not required) qualities of Independent Director candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Nominating Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Director, would not cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Boards regarding either the retirement age of any Board member or the percentage of a Board that would be composed of Independent Directors.

     4. While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Committee may consider and evaluate nominations properly submitted by shareholders of the Funds. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Schedule B of this Charter, as it may be amended from time to time by the Committee or the Boards, are met and followed. It shall be in the Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

     5. The Committee shall evaluate, as necessary, the operations and effectiveness of the Boards as a whole and shall evaluate the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Boards.

D.   COMMITTEE NOMINATIONS

The Committee shall make nominations for membership on all committees of the Boards and shall review committee assignments as necessary.

E.   OVERSIGHT RESPONSIBILITIES

     1. The Committee, in consultation with the Chief Compliance Officer ("CCO") and Independent Directors' counsel, will have oversight responsibilities and monitor certain issues that affect the duties of independent members of the Boards including, but not limited to the following:

          -    Adviser and Sub-Adviser Codes of Ethics

          - Shareholder communications and shareholder complaint resolution (reported as necessary)

          - Disaster Recovery Policies and issues relating to Disaster Recovery (reported on an annual basis or as necessary)

     2. The Committee shall monitor the performance of legal counsel to the Independent Directors and the Funds, respectively, as well as other service providers (with the exception of the independent auditors, which are monitored by the Audit Committee) that are chosen by the Independent Directors.

F.   BOARD OPERATIONS

     1. The Committee shall, with the assistance of its counsel, define and clarify the legal and fiduciary duties of members, including expectations regarding preparation, attendance and participation at meetings.

     2. It is contemplated that the Committee will regularly consult with and rely upon the CCO and Independent Directors' counsel for guidance and direction in fulfilling its duties to the Boards and Fund shareholders. It is also contemplated that the oversight responsibilities of the Committee may evolve over time. It is not the intention or desire of the Committee, or its members, to "micro-manage" the activities of the adviser or any sub-advisers, nor is it the intention or desire of the Committee, or its members, to act as an executive committee. All matters between the members of the Committee, the CCO and independent counsel are considered at all times to be privileged and confidential.

     3. The Committee shall periodically review and make recommendations relative to education and related information for incumbent Board members, including appropriate orientation of new directors.

G.   OTHER POWERS AND RESPONSIBILITIES

The Committee shall meet as necessary to carry out its responsibilities hereunder, and otherwise from time to time as the Chairman of the Board or the Chairman of the Committee deems appropriate.

The Committee shall, subject to a limit of $2,500 per occurrence for legal fees, have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate third party consultants from each Fund's assets.

The Committee shall periodically assess this Charter and recommend to the Boards any revisions or modifications that the Committee deems necessary or appropriate to the effective discharge of its responsibilities.

                                   SCHEDULE A

                     RESPONSIBILITIES AND DESIRED QUALITIES
                            OF INDEPENDENT DIRECTORS

A.   PRIMARY RESPONSIBILITIES

The Independent Directors' primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

B.   PERSONAL ATTRIBUTES

     -    Public or private sector stature sufficient to instill confidence.

     -    High personal and professional integrity.

     -    Good business sense.

     -    Able to commit the necessary time to prepare for and attend meetings.

     -    Not financially dependent on Director retainer and meeting fees.

C.   SKILLS, EXPERIENCE AND QUALIFICATIONS FOR DECISION MAKING

     - General understanding of financial issues, investing, financial markets and technology.

     -    General understanding of balance sheets and operating statements.

     -    First-hand knowledge of investing.

     -    Experience in working in highly regulated and complex legal framework.

     - Demonstrated ability to maintain "independence" of management and other service agents while maintaining a constructive working relationship.

     -    Ability to be critical, but not confrontational.

     -    Demonstrated ability to contribute to Board and committee process.

     - Ability to consider diverse issues and make timely, well-informed decisions.

     -    Familiarity with the securities industry.

     -    Qualification as an "Audit Committee Financial Expert."

Note: The Personal Attributes listed in Section B above should be possessed by all Directors. The Skills, Experience and Qualifications listed in Section C include items that should be possessed by all Directors as well as items that should be possessed by at least some Directors.

                                   SCHEDULE B

           PROCEDURES FOR THE NOMINATING COMMITTEE'S CONSIDERATION OF
                      CANDIDATES SUBMITTED BY SHAREHOLDERS

A candidate for nomination as Director submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following requirements have been met and procedures followed:

6. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

7. The nominee must satisfy all qualifications provided herein and in the Funds' organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.

     - The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(3)

     - Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

     - Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

     - The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

     - The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

     - A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

8. In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

     - Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to

----------
(3) Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

          vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

     - The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

9. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds' Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

     -    the shareholder's contact information;

     - the nominee's contact information and the number of applicable Fund shares owned by the proposed nominee;

     - all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

     - a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund's proxy statement, if so designated by the Committee and the Funds' Board.

10. The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

TIF-PRX-0507

                  TRANSAMERICA INCOME SHARES, INC. (THE "FUND")
                              570 CARILLON PARKWAY
                            ST. PETERSBURG, FL 33716

The undersigned hereby appoints each of John K. Carter and Dennis P. Gallagher as attorney and proxy with full power of substitution to vote, as designated below, all shares of the Fund, that the undersigned is entitled to provide instructions for at the Annual Meeting of Shareholders to be held July 12, 2007 at 11:00 a.m., at 570 Carillon Parkway, St. Petersburg, FL 33716, and at any and all adjournments thereof, and instructs him to vote as indicated with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated May 29, 2007.

     Please mark boxes in blue or black ink.

Proposal 1: To elect ten Directors to the Board of Directors as listed below:

          For All [ ]   Against All [ ]   For All Except _____________________

          (1)  Peter R. Brown
          (2)  Daniel Calabria
          (3)  John K. Carter
          (4)  Janice B. Case
          (5)  Charles C. Harris
          (6)  Leo J. Hill
          (7)  Russell A. Kimball, Jr.
          (8)  Norm R. Nielsen
          (9)  William W. Short, Jr.
          (10) John W. Waechter

In their discretion, John K. Carter and/or Dennis P. Gallagher, on behalf of the Fund, may transact such other business as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED. The Board recommends that you vote "For" the proposal.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                        Dated:
                                               ---------------------------------


                                        ----------------------------------------
                                        Signature(s)


                                        ----------------------------------------
                                        Signature(s)

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.